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                                                                     Exhibit 4.1

                                                                           Final


                   COMMON STOCK AND WARRANT PURCHASE AGREEMENT

                                      Dated

                                   May 6, 2003

                                     Between

                            IMPAX LABORATORIES, INC.

                                       And

                                       The

                                   PURCHASERS



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         This COMMON STOCK AND WARRANT PURCHASE AGREEMENT is dated as of May 6,
2003 between Impax Laboratories, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Schedule 1 hereto (each, a "Purchaser" and collectively, the "Purchasers").

                              W I T N E S S E T H :

         WHEREAS, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, shares of the Company's common stock, par value $.01 per share (the "Common Stock") and warrants to purchase the Common Stock (the "Warrants") upon the terms and provisions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

SECTION 1. Sale and Purchase of Common Stock and Warrants

         (a) The Company agrees to sell to the Purchasers and, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the Company contained herein or made pursuant hereto, each Purchaser agrees, severally and not jointly, to purchase from the Company at the Closing provided for in Section 2 hereof, the number of shares of Common Stock and Warrants to purchase the number of shares of Common Stock set forth opposite such Purchaser's name on Schedule 1 hereto. The shares of Common Stock being acquired under this Agreement are collectively referred to herein as the "Shares." The Shares and Warrants being acquired under this Agreement are collectively referred to herein as the "Securities." The shares of Common Stock issuable upon exercise of the Warrants being acquired under this Agreement are collectively referred to herein as the "Warrant Shares."

         (b) The aggregate purchase price to be paid to the Company by each Purchaser for the Securities to be purchased by such Purchaser pursuant to this Agreement shall be the amount set forth opposite such Purchaser's name on
Schedule 1 hereto. No further payment shall be required from a Purchaser for the Securities.

         (c) The Company will use the net proceeds to be received from the sale of the Securities and the Warrant Shares for working capital and general corporate purposes and prior to the first anniversary of the Closing Date will not use the net proceeds (i) for the satisfaction of any portion of the Company's debt (other than payment of trade payables, indebtedness under the Company's existing credit facilities, indebtedness not exceeding $100,000, and accrued expenses in the ordinary course of the Company's business and prior practices and other than the payment of up to $22.0 million to Teva Pharmaceuticals Curacao N.V. or its Affiliates ("Teva") pursuant to the Strategic Alliance Agreement dated June 27, 2001 (the "Teva Agreement") between the Company and Teva), (ii) to redeem any Company equity or equity-equivalent securities (other than to redeem up to 1,462,083 shares of the Company's Common Stock held by Teva (the "Teva Stock")), or (iii) to settle any outstanding litigation.

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SECTION 2. Closings and Call Option.

         2.1 Closing

         (a) Subject to the terms and conditions hereof, the closing of the purchase and sale of the Securities to be purchased by the Purchasers will take place at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036 at 10:00 A.M., on May 7, 2003, or such other time and date as shall be mutually agreed to by the Company and the Purchasers (the "Closing") (such time and date are herein referred to as the "Closing Date").

         (b) Subject to the terms and conditions hereof, at the Closing (i) the Company will deliver to each Purchaser (A) a certificate registered in the Purchaser's name (or the name of its nominee, if any, as specified on Schedule 1 hereto) evidencing the number of Shares set forth opposite the Purchaser's name on Schedule 1, (B) a Warrant in the form attached hereto as Exhibit A registered in the Purchaser's name (or the name of its nominee, if any, as specified on Schedule 1 hereto) evidencing the right to purchase the number of shares of Common Stock set forth opposite the Purchaser's name on Schedule 1, and (C) the other documents, certificates and opinions to be delivered pursuant to Section 8 hereof and (ii) each Purchaser will deliver to the Company by wire transfer of federal or other immediately available funds an amount equal to the aggregate purchase price (as specified in Section 1(b) hereof) for the Securities to be purchased by such Purchaser.

         2.2 Call Option

         (a) The Company hereby grants to each Purchaser an option (the "Call Option") to purchase from the Company (i) all or any portion of its pro rata share of the Call Option Shares (the "Basic Call Amount"), and (ii) any additional Call Option Shares as such Purchaser shall indicate it will purchase or acquire should any of the other Purchasers elect to purchase less than its full Basic Call Amount (the "Additional Call Amount"), at a price per share equal to $5.462. A Purchaser's pro rata share shall be determined based upon the proportion that the purchase price paid by such Purchaser for Securities purchased under the Purchase Agreement bears to the aggregate purchase prices paid by all Purchasers under the Purchase Agreement. In the event that Purchasers elect to purchase an Additional Call Amount that exceeds the Call Option Shares available for purchase, the available Call Option Shares shall be allocated among those Purchasers that wish to purchase such shares on a pro rata basis or in such other manner as the Purchasers may agree.

         (b) Each Purchaser may exercise its rights under the Call Option by delivering a written notice (the "Exercise Notice") to the Company by not later than 6:30 p.m. (EST) on May 13, 2003, setting forth (i) the closing date for the purchase of the applicable Call Option Shares, which shall be no later than 6:30 p.m. (EST) on May 16, 2003 (the "Call Option Closing Date"), and (ii) the portion of such Purchaser's Basic Call Amount that such Purchaser elects to purchase and the Additional Call Amount, if any, that such Purchaser elects to purchase. Each Purchaser may revoke its exercise of the Call Option at any time prior to the closing of the sale of the applicable Call Option Shares to such Purchaser. The Company shall provide to each Purchaser, not later than one Trading Day prior to the Call Option Closing Date, written notice of the amount of the Call Option Shares, if any, that are being purchased by each Purchaser.


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         (c) On the Call Option Closing Date: (x) the Company shall issue and deliver to each Purchaser (i) a stock certificate, registered in the name of such Purchaser (or the name of its nominee, if any as specified on Schedule 1 hereto), and (ii) a certificate from the president or chief executive officer of the Company certifying that all of the representations and warranties of the Company contained in Section 4 below are true and correct at and as of the Option Call Closing Date; and (y) each Purchaser shall deliver to the Company the Share Price for each Call Option Share purchased by such Purchaser hereunder, in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose.

SECTION 3. Definitions.

         (a) For purposes of this Agreement, the following definitions shall apply (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

         "Accredited Investor" has the meaning set forth in Regulation D promulgated under the Securities Act.

         "Actual Minimum" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Warrant Shares issuable upon exercise in full of all Warrants, ignoring any limits on the number of shares of Common Stock that may be owned by a Purchaser at any one time.

         "Affiliate," when used with respect to any Person, means (i) if such Person is a corporation, any officer or director thereof and any Person that is, directly or indirectly, the beneficial owner (by itself or as part of any group) of more than five percent (5%) of any class of any equity security (within the meaning of the Exchange Act) thereof, and, if such beneficial owner is a partnership, any general partner thereof, or if such beneficial owner is a corporation, any Person controlling, controlled by or under common control with such beneficial owner, or any officer or director of such beneficial owner or of any corporation occupying any such control relationship, (ii) if such Person is a partnership, any general or limited partner thereof and (iii) any other Person that, directly or indirectly, controls or is controlled by or is under common control with such Person. For purposes of this definition, "control" (including the correlative terms "controlling," "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. The holding of Shares, Warrants or Warrant Shares and the rights under any Transaction Document (or the exercise of any such rights), shall not, by itself, cause a Purchaser to be deemed to be an "Affiliate" of the Company.

         "Agreement" means this Common Stock and Warrant Purchase Agreement (together with exhibits and schedules) as from time to time assigned, supplemented or amended or as the terms hereof may be waived.

         "Board" or "Board of Directors" means with respect to any Person that is a corporation, a business trust or other entity, the board of directors or other group, however, designated, which is charged with legal responsibility for



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the management of such Person, or any committee of such board of directors or group, however designated, which is authorized to exercise the power of such board or group in respect of the matter in question.

         "Call Option Shares" means 183,000 shares of Common Stock.

         "Closing" has the meaning set forth in Section 2(a) hereof.

         "Closing Date" has the meaning set forth in Section 2(a) hereof.

         "Closing Price" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the "Pink Sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by Purchasers holding a majority of the Shares.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations and interpretations thereunder.

         "Commission" means the United States Securities and Exchange Commission and any other similar or successor agency of the federal government administering the Securities Act or the Exchange Act.

         "Common Stock" means the Company's common stock, par value $.01 per share, and shall also include any common stock of the Company hereafter authorized and any capital stock of the Company of any other class hereafter authorized that is not preferred as to dividends or assets over any other class of capital stock of the Company or that has ordinary voting power for the election of directors of the Company.

         "Common Stock Equivalents" means, collectively, Options and Convertible Securities.

         "Company" means Impax Laboratories, Inc., a Delaware corporation, its successors and assigns.

         "Convertible Securities" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

         "Disclosure Material" means the Company's (i) Annual Report on Form 10-K for the fiscal year ended December 31, 2002, (ii) Proxy Statement for the Company's 2003 Annual Meeting of Stockholders (other than the information under the headings "Audit Committee Report," "Compensation Committee Report" or "Stock Performance Graph") and (iii) Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.




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         "Disclosure Schedule" means the Company's Disclosure Schedule attached hereto.

         "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

         "Eligible Market" means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or the OTC Bulletin Board, or any of their respective successors.

         "Environmental Laws" has the meaning set forth in Section 4.14(b).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all regulations promulgated thereunder, as in effect from time to time.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules, regulations and interpretations thereunder.

         "Excluded Stock" means any shares of Common Stock or Common Stock Equivalents issued or issuable (A) to employees, officers, directors of or consultants or advisors to the Company, in each case, pursuant to a stock-based plan duly approved by the Company's board of directors; (B) upon exercise, conversion or exchange of any Common Stock Equivalents described in Section 4.2 (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification); (C) to Teva pursuant to the Teva Agreement with a value not to exceed $22.0 million at the time of issuance, as determined under the Teva Agreement; (D) in any bona-fide firm commitment underwritten public offering with a nationally recognized underwriter with an aggregate offering amount of at least $25,000,000; (D) in connection with any bona-fide merger or acquisition as approved by the Company's Board of Directors, the primary purpose of which is not to raise cash; or (E) in connection with any bona-fide strategic agreement, joint venture agreement, limited liability agreement or similar agreement entered into with any supplier, manufacturer, distributor or customer that is approved by the Company's Board of Directors, the primary purpose of which is not to raise cash from financial investors.

         "FDA" means the Food and Drug Administration of the United States Department of Health and Human Services.

         "GAAP" means United States generally accepted accounting principles, as in effect for the relevant time or for the relevant period, consistently applied.

         "Governmental Authority" means any federal, state, or local governmental agency or authority (including regulatory authority) having jurisdiction over the Company or any of its respective assets or businesses.



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         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, claim, restriction, or preference, priority or other security interest of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing, any assignment or other conveyance of any right to receive income and any assignment of receivables with recourse against the assignor), any filing of a financing statement as debtor under the Uniform Commercial Code or any similar statute and any agreement to give or make any of the foregoing; provided that the term "Lien" shall not include Permitted Liens.

         "Losses" means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys' fees.

         "Material Adverse Effect" has the meaning set forth in Section 4.1(a) hereof.

         "Outstanding" means when used with reference to the Shares, Warrants and Warrant Shares as of a particular time, all Shares, Warrants and Warrant Shares theretofore duly issued except (i) Shares, Warrants and Warrant Shares theretofore reported as lost, stolen, mutilated or destroyed or surrendered for transfer, exchange or replacement, in respect of which new or replacement Shares have been issued by the Company, (ii) Shares, Warrants and Warrant Shares theretofore canceled by the Company and (iii) Shares, Warrants and Warrant Shares registered in the name of, as well as Shares, Warrants and Warrant Shares owned beneficially by, the Company, or any of its Subsidiaries.

         "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

         "Permitted Lien " means (i) any Lien for Taxes, governmental charges or levies not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any imperfections of title, easements, rights of way or similar Liens, zoning laws or land use restrictions as normally exist with respect to property similar in character to the property affected thereby and that individually or in the aggregate with other such Liens, zoning laws or land use restrictions do not materially impair the value or marketability of the property subject to such Liens, zoning laws or land use restrictions or interfere with the use of such property in the conduct of the business of the Company and that do not secure obligations for money borrowed, (iii) Liens imposed by any law, such as mechanic's, materialman's, landlord's, warehouseman's and carrier's Liens, securing obligations incurred in the ordinary course of business that are not yet overdue or that are being diligently contested in good faith by appropriate proceedings and, with respect to such obligations that are being contested, for which the Company has set aside adequate reserves, if appropriate, in accordance with GAAP, and (iv) any Lien resulting from purchase by the Company of goods in the ordinary course of business as to which Liens are not filed of record.

         "Principal Purchaser" means any Purchaser that has purchased at least one million Shares pursuant to this Agreement.



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         "Person" or "person" means any individual, corporation, partnership, limited liability company, firm, association, joint venture, trust, unincorporated organization, government, governmental body, agency, political subdivision or other entity.

         "Plan" means any bonus, compensation, incentive compensation, deferred compensation, pension, profit sharing, retirement, savings, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, employment, consulting, noncompetition, separation or other employee benefit plan, program, agreement, practice, policy or arrangement of any kind, whether written or oral, or whether for the benefit of a single individual or more than one individual including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA.

         "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Closing Date, among the Company and each of the Purchasers.

         "Registration Statement" has the meaning set forth in the Registration Rights Agreement.

         "Registrable Securities" has the meaning set forth in the Registration Rights Agreement.

         "Rule 144" means (i) Rule 144 under the Securities Act as such Rule is in effect from time to time and (ii) any successor rule, regulation or law, as in effect from time to time.

         "Rule 144 Transaction" means a transfer of Securities or Warrant Shares
(A) complying with Rule 144 as such Rule is in effect on the date of such transfer and (B) occurring at a time when the Common Stock is registered pursuant to Section 12 of the Exchange Act.

         "SEC Reports" has the meaning set forth in Section 4.17 hereof.

         "Securities" has the meaning set forth in Section 1(a) hereof.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules, regulations and interpretations thereunder.

         "Series 2 Certificate of Designations" means the Certificate of Designations of the Series 2 Preferred Stock.

         "Series 2 Preferred Stock" means the Company's Series 2 Mandatorily Redeemable Convertible Preferred Stock, par value $.01 per share.

         "Shares" has the meaning set forth in Section 1(a) hereof.


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         "Special Counsel" means Proskauer Rose LLP, counsel to the Purchasers.

         "Subsidiary" means any significant subsidiary of the Company as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission.

         "Tax" or "Taxes" means all federal, state, local or foreign net or gross income, gross receipts, net proceeds, sales, use, ad valorem, value added, franchise, bank shares, withholding, payroll, employment, excise, property, alternative or add on minimum, environmental or other taxes, assessments, duties, fees, levies or other governmental charges of any nature whatsoever, whether disputed or not, together with any interest, penalties, additions to tax or additional amounts with respect thereto.

         "Tax Returns" means any returns, reports or statements (including any information returns) required to be filed for purposes of a particular Tax.

         "Taxing Authority" means any Governmental Agency, board, bureau, body, department or authority of any United States federal, state or local jurisdiction, or any foreign jurisdiction, having or purporting to exercise jurisdiction with respect to any Tax.

         "Trading Day" means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the NASDAQ National Market (or any successor thereto), or (c) if trading ceases to occur on the NASDAQ National Market (or any successor thereto), any business day.

         "Trading Market" means the Nasdaq National Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

         "Transaction Documents" means this Agreement, the Warrants, the Registration Rights Agreement, the Transfer Agent Instructions and any other documents or agreements executed in connection with the transactions contemplated hereunder.

         "Transfer Agent Instructions" means, with respect to the Company, the Irrevocable Transfer Agent Instructions, in the form of Exhibit D, executed by the Company and delivered to and acknowledged in writing by the transfer agent.

         "Warrants" has the meaning set forth in Section 1(a) hereof.

         "Warrant Shares" has the meaning set forth in Section 1(a) hereof.

         (b) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (i) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision;


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         (ii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP (except as otherwise provided herein);

         (iii) all computations provided for herein, if any, shall be made in accordance with GAAP (except as otherwise provided herein);

         (iv) any uses of the masculine, feminine or neuter gender shall also be deemed to include any other gender, as appropriate;

         (v) all references herein to actions by the Company, such as "create," "sell," "transfer," "dispose of," etc., mean such action whether voluntary or involuntary, by operation of law or otherwise;

         (vi) the exhibits and schedules to this Agreement shall be deemed a part of this Agreement;

         (vii) each of the representations and warranties of the Company contained in Section 4 hereof is separate and is not limited, qualified or modified by the existence, wording or satisfaction of any other representation or warranty of the Company in Section 4 or otherwise;

         (viii) all references herein (in covenants or otherwise) to any action(s) that are to be taken (or that are prohibited from being taken) by any Person or the Company shall apply to such Person or the Company, as the case may be, whether such action is taken directly or indirectly.

SECTION 4. Representations and Warranties of the Company.

         The Company represents and warrants to each Purchaser as follows as of the date hereof and as of the Closing Date:

         4.1 Corporate Existence, Power and Authority.

         (a) Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable). Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified, licensed or authorized as a foreign corporation to do business and is in good standing under the laws of each jurisdiction in which it owns or leases any property or in which the conduct of its business requires it to so qualify or be so qualified, licensed or authorized except for such jurisdictions where the failure to be so qualified, licensed or authorized would not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole on a consolidated basis, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect").


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

         (b) The Company has all requisite power, authority (corporate and other) and legal right to execute, deliver, enter into, consummate the transactions contemplated by and perform its obligations under each Transaction Document, including, without limitation, the issuance by the Company of the Securities and Warrant Shares as contemplated herein and therein. The execution, delivery and performance of each Transaction Document by the Company (including, without limitation, the issuance by the Company of the Securities and the issuance of the Warrant Shares upon exercise of the Warrants) have been duly authorized by all required corporate and other actions. The Company has duly executed and delivered each Transaction Document. Each Transaction Document constitutes the legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the rights of creditors generally and to general principles of equity.

         (c) No proceeding has been commenced looking toward the dissolution or merger of the Company or the amendment of its certificate of incorporation. The Company is not in violation in any respect of its certificate of incorporation or bylaws.

         (d) The Company has all requisite power, authority (corporate and other) and legal right to own or to hold under lease and to operate the properties it owns or holds and to conduct its business as now being and as proposed to be conducted.

4.2 Capital Stock.

         (a) As of May 5, 2003, the Company was authorized to issue: (a) 2,000,000 shares of preferred stock, par value $.01 per share, of which (a) 50,000 shares are designated as Series 1-A Convertible Preferred Stock, none of which are outstanding, (b) 170,000 shares are designated as Series 1-B Convertible Preferred Stock, none of which are outstanding and (c) 200,000 shares are designated as Series 2 Preferred Stock, of which 75,000 are issued and outstanding; and (b) 75,000,000 shares of common stock, par value $.01 per share, of which 47,885,986 shares were issued and outstanding and an aggregate of 13,279,017 shares were reserved for issuance upon the conversion of the Series 2 Preferred Stock and the exercise of outstanding warrants and options issued or issuable under the Company's stock option plans. All of such outstanding shares are, and on the Closing Date, the Shares will be, duly authorized, validly issued and outstanding, fully paid and non-assessable and all such outstanding shares of Common Stock are, and on the Closing Date, the Shares and Warrant Shares will be, validly listed for trading on the NASDAQ National Market. The Warrants are duly authorized and the Warrant Shares are reserved for issuance upon exercise of the Warrants. Upon exercise of the Warrants in accordance with their terms and payment of the exercise price payable thereunder, the Warrant Shares issued thereunder will be duly authorized, validly issued and outstanding, fully paid and non-assessable. Except as provided in the Series 2 Certificate of Designations, none of the shares of the Company's capital stock that will be outstanding at the Closing provide the holders thereof with any preemptive rights with respect to any issuances of capital stock. The Securities and the Warrant Shares will be issued free of the preemptive rights of any Person. The rights, privileges and preferences of the Series 2 Preferred Stock are as stated in the Series 2 Certificate of Designations.


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

         (b) Except as referred to in Section 4.2(a) or as described in the Disclosure Schedule attached hereto, there are no outstanding options, warrants, subscriptions, rights, convertible securities or other agreements or plans under which the Company may become obligated to issue, sell or transfer shares of its capital stock or other securities.

         (c) Except as set forth in the Series 2 Certificate of Designations or as described in the Disclosure Schedule attached hereto, there are no antidilution protections or other adjustment provisions in existence with respect to any capital stock of the Company. The issuance of the Securities and the Warrant Shares by the Company will not trigger the issuance of additional shares or an adjustment in the conversion ratio or similar feature of any security pursuant to the terms of any anti-dilution or other adjustment provision with respect to any capital stock of the Company.

         (d) Except for the registration rights contained in the Registration Rights Agreement and except as described in the Disclosure Schedule, the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

         (e) Except as described in the Disclosure Schedule attached hereto, there are no voting agreements, voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of the Company of which the Company is a party.

         (f) The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the NASDAQ National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NASDAQ National Market, nor to the Company's knowledge is the National Association of Securities Dealers, Inc. currently contemplating terminating such listing. The Company and the Common Stock meet the criteria for continued listing and trading on the NASDAQ National Market.

         4.3 Subsidiaries.

         The Company has no direct or indirect Subsidiaries other than those listed in the Disclosure Schedule. Except as disclosed in the Disclosure Schedule, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

         4.4 No Defaults or Conflicts.

         (a) Neither the Company nor its Subsidiaries is in violation or default in any material respect (and is not in default in any respect regarding any indebtedness) under any indenture, agreement, credit facility, debt or other instrument to which it is a party or by which it or its properties may be bound. Neither the Company nor its Subsidiaries is in default in any material respect under any material order, writ, injunction, judgment or decree of any court or other Governmental Authority or arbitrator(s).

         (b) The execution, delivery and performance by the Company of each Transaction Document and any of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Securities and the Warrant Shares as contemplated herein and therein) do not and will not (i) violate or conflict with, with or without the giving of notice or the passage of time or both, any provision of (A) the certificate of incorporation or by-laws of the Company or its Subsidiaries, (B) any law, rule, regulation or order of any federal, state, county, municipal or other Governmental Authority, including, without limitation, the rules, regulations and policies of the Commission and the FDA, (C) any judgment, writ, injunction, decree, award or other action of any court or Governmental Authority or arbitrator(s), or (D) any agreement, indenture, credit facility, debt or other instrument applicable to the Company or any of its respective properties, (ii) result in the creation of any Lien upon any of the Company's properties, assets or revenues, (iii) require the consent, waiver, approval, order or authorization of, or declaration, registration, qualification or filing with, any Person (whether or not a Governmental Authority and including, without limitation, any shareholder approval) or (iv) cause anti-dilution clauses of any outstanding securities to become operative or give rise to any preemptive rights. No provision referred to in Section (C) of the preceding clause (i) could have or result in a Material Averse Affect.

         4.5 Disclosure Material; Other Information.

         (a) The Company has previously furnished the Disclosure Material to the Purchaser. The audited and unaudited financial statements contained in the Disclosure Material fairly present the financial condition of the Company and its Subsidiaries as of the respective dates thereof and the results of the operations and cash flows of the Company and its Subsidiaries for such periods and have been prepared in accordance with GAAP, applied on a consistent basis throughout the periods therein specified, except that any such unaudited statements may omit notes and may be subject to normal year-end audit adjustments.

         (b) The Disclosure Material as of its date (or, with respect to exhibits contained in such Disclosure Material, as of the date of such exhibits) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

         (c) Since December 31, 2002, (i) the business of the Company and its Subsidiaries has been conducted in the ordinary course and (ii) there has been no material adverse change in the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries.

         (d) Since December 31, 2002, there has been no change or amendment to the certificate of incorporation or bylaws or other organizational documents of the Company or its Subsidiaries.

         (e) There are no material liabilities, contingent or otherwise, of the Company or its Subsidiaries that have not been disclosed in the financial statements referred to in Section 4.5(a) or otherwise disclosed in the Disclosure Material.

         (f) There is no fact known to the Company that is not in the Disclosure Material and that has had a Material Adverse Effect, or in the future could be reasonably likely (as far as the Company currently can reasonably foresee) to have a Material Adverse Effect.

         (g) The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, nonpublic information as of the date hereof, assuming that the press release contemplated by the first sentence of Section 6.6 is issued. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. The Disclosure Material and the Disclosure Schedule to this Agreement, furnished by or on behalf of the Company, are true and correct and, when taken together as a whole as of the date hereof, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, assuming that the press release contemplated by the first sentence of Section 6.6 is issued.. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 5.

         4.6 Litigation.

         (a) Other than as set forth in the Disclosure Material, there is no action, suit, proceeding, investigation or claim pending or, to the knowledge of the Company, threatened in law, equity or otherwise before any court, administrative agency or arbitrator that (i) questions the validity of the Transaction Documents, the Securities or the Warrant Shares or (ii) is reasonably expected to have a Material Adverse Effect.

         (b) There is no legal or Governmental Authority proceeding pending, or to the knowledge of the Company, threatened to which the Company, its Subsidiaries or any officer or director of the Company or Subsidiaries in their capacity as such officer or director is or may be made a party or of which the business or property of the Company or its Subsidiaries is subject that is not disclosed in the SEC Reports.

         4.7 Taxes.

         The Company and its Subsidiaries have duly and timely filed all Tax Returns required to be filed by it, and each such Tax Return correctly and completely reflects in all material respects the Tax liability and all other information required to be reported thereon. The Company and its Subsidiaries have paid or caused to be paid all Taxes (whether or not reflected on such Tax Returns) that are due and payable. The provision for Taxes due by the Company and its Subsidiaries in the most recent financial statement included in the Disclosure Material is sufficient in all material respects for all unpaid Taxes, being current Taxes not yet due and payable, of the Company and its Subsidiaries, as of the end of the period covered by such financial statement, and as of the Closing Date, such provision, as adjusted for the passage of time through such date, will be sufficient in all material respects for the then accrued and unpaid Taxes not yet due and payable of the Company and its Subsidiaries. No Tax Returns of the Company or its Subsidiaries have ever been audited by any Taxing Authority, there is no dispute concerning any Tax liability of the Company or its Subsidiaries either threatened, claimed or raised by any Taxing Authority, and the Company and its Subsidiaries do not expect any Taxing Authority to assess additional Taxes against or in respect of it for any past period. The Company and its Subsidiaries have withheld and paid, or, if not yet due for payment, set aside in accounts for such purposes, all Taxes required to have been withheld in connection with amounts paid or owing to any employee, creditor, independent contractor or other third party. Other than stamp taxes, the Company and its Subsidiaries have no liability for Taxes of any Person other than the Company and its Subsidiaries (i) as a transferee or successor, (ii) by contract, or (iii) otherwise. There are no applicable Taxes payable by the Company or its Subsidiaries in connection with the execution and delivery of the Transaction Documents or the issuance by the Company of the Securities or the Warrant Shares.

         4.8 ERISA.

         The Company is in compliance in all material respects with all presently applicable provisions of ERISA; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability which could have a Material Adverse Effect; the Company has not incurred and does not expect to incur liability which could have a Material Adverse Effect under (a) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (b) Sections 412 or 4971 of Code; and to the knowledge of the Company (x) each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and (y) nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

         4.9 Legal Compliance.

         (a) The Company's and its Subsidiaries' manufacturing, distribution and marketing practices are in compliance in all material respects with all applicable laws, rules, regulations, orders, licenses, judgments, writs, injunctions, decrees or demands, including, without limitation, laws and regulations administered by the FDA and the Drug Enforcement Administration ("DEA").

         (b) The Company and its Subsidiaries possess all material FDA new drug applications, abbreviated new drug applications, and new animal drug applications as are necessary for the conduct of its business as now being conducted.

         (c) There are no adverse orders, judgments, writs, injunctions, decrees, or demands of any court or administrative body, domestic or foreign, or of any governmental agency or instrumentality, domestic or foreign, outstanding against the Company and its Subsidiaries.

         (d) The Company and its Subsidiaries have not and will not use the services of any person debarred under the provisions of the Generic Drug Enforcement Act of 1992, 21 U.S.C. ss. 335(a)(b). None of the Company's or its Subsidiaries' officers or employees has been convicted of a felony under federal law for conduct relating to the development, approval or regulation of any product subject to the Federal Food, Drug, and Cosmetic Act or the Controlled Substances Act.

         (e) The Company and its Subsidiaries have been in material compliance with all laws, regulations and rulings regarding the terms and conditions of employment of employees, former employees or prospective employees or other labor related matters.

         (f) The Company and its Subsidiaries are in compliance with all applicable laws, rules, regulations, orders, licenses, judgments, writs, injunctions, decrees or demands, except where the failure to be in compliance will not have a Material Adverse Effect.

         4.10 Outstanding Securities.

         All securities (as defined in the Securities Act) of the Company have been offered, issued, sold and delivered in compliance with, or pursuant to exemptions from, all applicable federal and state laws, and the rules and regulations of federal and state regulatory bodies governing the offering, issuance, sale and delivery of securities.

         4.11 Permits, Licenses and Approvals; Intellectual Property and Other Rights.

         Other than as set forth in the Disclosure Material, the Company and its Subsidiaries own or possess and hold free from material conflicts with the rights of others all franchises, licenses, permits, consents, approvals and other authority (governmental or otherwise), patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights and other intellectual property rights, and all rights and privileges with respect to any of the foregoing, as are necessary for the conduct of its business as now being conducted and as currently proposed to be conducted; provided that, no such representation is made with respect to government franchises, licenses, permits, consents, approvals or other authority which may be required with respect to the Company's and its Subsidiaries' business as proposed to be conducted. Neither the Company nor its Subsidiaries is in default in any material respect under any of such franchises, licenses, permits, consents, approvals or other authority. Other than as set forth in the Disclosure Material, the rights of (and use by) the Company and its Subsidiaries with respect to such or any other patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights or other intellectual property rights do not conflict with or infringe any rights of others in a manner that could have a Material Adverse Effect, and no such claim of conflict or infringement has been asserted by any Person.

         4.12 Key Employees.

         The Company and its Subsidiaries have good relationships with its employees and have not had and do not expect any material labor problems. The Company and its Subsidiaries have no knowledge as to any intentions of any key employee or any group of employees to leave the employ of the Company or its Subsidiaries. The employees of the Company and its Subsidiaries are not and have never been represented by any labor union, and no collective bargaining agreement is binding and in force against the Company or its Subsidiaries or currently being negotiated by the Company or its Subsidiaries.

         4.13 Suppliers and Customers.

         (a) The Company and its Subsidiaries have adequate sources of supply for its business as currently conducted and as proposed to be conducted. The Company and its Subsidiaries have good relationships with all of its material sources of supply of goods and services and does not anticipate any material problem with any such material sources of supply.

         (b) The Company and its Subsidiaries have no knowledge that the customer base of the Company might materially decrease.

         4.14 Environmental Compliance.

         (a) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to or caused by the Company or its Subsidiaries (or, to the best knowledge of the Company, any other entity (including any predecessor) for whose acts or omissions the Company or its Subsidiaries is or may reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or its Subsidiaries, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment decree or permit, give rise to any liability, except for any violation or liability which could not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or its Subsidiaries have knowledge, except for any such disposal, discharge, emission or other release of any kind which could not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

         (b) The Company and its Subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) are in compliance with all terms and conditions of any permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals could not, individually or in the aggregate, have a Material Adverse Effect.

         4.15 No Burdensome Agreements.

         To the knowledge of the Company, other than this Agreement and the related documents, the Company and its Subsidiaries are not a party to any contract or agreement with any Affiliate of the Company or its Subsidiaries, the terms of which are less favorable to the Company or its Subsidiaries than those that might have been obtained, at the time such contract or agreement was entered into, from a Person who was not such an Affiliate.

         4.16 Offering of Securities.

         None of the Company, its Subsidiaries nor to the knowledge of the Company, any agent or any other person acting on its behalf, directly or indirectly, (i) offered any of the Securities or Warrant Shares or any similar security of the Company (A) by any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) or (B) for sale to or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any person other than the Purchasers and not more than a limited number of other institutional investors each of which the Company reasonably believed was an "accredited investor" within the meaning of Regulation D under the Securities Act or (ii) has done or caused to be done (or has omitted to do or to cause to be done) any act, which act (or which omission) would result in bringing the issuance or sale of the Securities or the Warrant Shares within the provisions of Section 5 of the Securities Act or the filing, notification or reporting provisions of any "blue sky" or securities laws of any state or other jurisdiction. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, each of the Purchasers in Section 5 hereof (now and, with respect to the Warrant Shares, at the time of any exercise of the Warrants), no registration of the Securities or Warrant Shares under the Securities Act is required in connection with the offer and sale of the Securities by the Company to the Purchasers or the exercise of the Warrants by the Purchasers as contemplated by this Agreement or the other Transaction Documents. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or the Warrant Shares.

         4.17 SEC

         (a) The Company has filed in a timely manner all proxy statements, reports and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials (together with any materials filed by the Company under the Exchange Act, whether or not required) being collectively referred to herein as the "SEC Reports". The Company has furnished the Purchaser with copies of (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, (ii) its Proxy Statement for the Company's 2003 Annual Meeting of Stockholders and (iii) its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003. Each SEC Report is in compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The SEC Reports, when taken together as a whole as of the date hereof with the other information in the Disclosure Schedule, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements (as contemplated by Commission Regulation 601(b)(10)) to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject are included as part of or specifically identified in the SEC Reports.

         (b) Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports or in the Disclosure Schedule, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and
(B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, except as disclosed in its SEC Reports, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock-based plans.

         (c) The Company is eligible to register the Securities and Warrant Shares for offer and sale by the Purchasers on Form S-3 promulgated under the Securities Act.

         4.18 Use of Proceeds.

         The Company will use the net proceeds to be received from the sale of the Securities and Warrant Shares for working capital and general corporate purposes and prior to the first anniversary of the Closing Date will not use the net proceeds (i) for the satisfaction of any portion of the Company's debt (other than payment of trade payables, indebtedness under the Company's existing credit facilities, indebtedness not exceeding $100,000, and accrued expenses in the ordinary course of the Company's business and prior practices and other than the payment of up to $22.0 million to Teva pursuant to the Teva Agreement), (ii) to redeem any Company equity or equity-equivalent securities (other than to redeem the Teva Stock), or (iii) to settle any outstanding litigation. Except for the redemption of the Teva Stock, no portion of such proceeds will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying, within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, any "margin stock" as defined in said Regulation U, or any "margin stock" as defined in Regulation G of the Board of Governors of the Federal Reserve System, as amended from time to time, or for the purpose of purchasing, carrying or trading in securities within the meaning of Regulation T of the Board of Governors of the Federal Reserve System, as amended from time to time, or for the purpose of reducing or retiring any indebtedness that both (i) was originally incurred to purchase any such margin stock or other securities and (ii) was directly or indirectly secured by such margin stock or other securities. None of the assets of the Company includes any such "margin stock." Except for the redemption of the Teva Stock, the Company has no present intention of acquiring any such "margin stock."

         4.19 Other Names.

         Except for "Global Pharmaceutical Corporation" and "Impax Pharmaceuticals, Inc.," the businesses previously or presently conducted by the Company have not been conducted under any corporate, trade or fictitious name.

         4.20 Brokers.

         Except for listing fees to be paid by the Company to the Trading Market and fees to Wachovia Securities, Inc., no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees incurred by the Company or any other Person (other than the Purchasers, if the Purchasers have agreed in writing to pay such fees) or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents. The Company shall indemnify and hold harmless the Purchasers, their employees, officers, directors, agents, and partners, and their affiliates, from and against all claims, losses, damages, costs (including the reasonable costs of preparation and reasonable attorney's fees) and expenses suffered in respect of any such claimed or existing fees incurred by the Company or any other Person (other than the Purchasers, if the Purchasers have agreed in writing to pay such fees), as such fees and expenses are incurred.

         4.21 Insurance.

         The Company maintains and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate consistent with industry practice for the conduct of its business and the value of its properties, all of which insurance is in full force and effect.

         4.22 Investment Company.

         The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations thereunder and will not become an investment company upon the receipt and application of the net proceeds of the offering contemplated by this Agreement.

         4.23 Issuance of the Securities.

         The Securities and the Warrant Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and shall not be subject to preemptive rights or similar rights of stockholders.

The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock currently issuable upon exercise of the Warrants.

         4.24 Title to Assets.

         The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property, do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and could not, individually or in the aggregate, have or result in a Material Adverse Effect and except as otherwise described in the Disclosure Material. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

         4.25 Listing and Maintenance Requirements.

         The Common Stock is listed for trading on the Nasdaq National Market. The Company is filing on the Closing Date a notification with Nasdaq for the listing of the Common Stock purchased hereunder (and all Warrant Shares). All such securities will be listed for trading on the Nasdaq National Market upon issuance. For so long as the Company is obligated to keep and maintain the effectiveness of the Registration Statement, the Company will use its reasonable best efforts to maintain its listing on the Nasdaq National Market. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is in compliance with all such listing and maintenance requirements.

         4.26 Application of Takeover Protections.

         There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents or the laws of its state of incorporation that is or could become applicable to any of the Purchasers solely as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Securities and Warrant Shares and the Purchasers' ownership of the Securities and Warrant Shares.

         4.27 Acknowledgment Regarding Purchasers' Purchase of Securities.

         The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchasers' purchase of the Securities and Warrant Shares. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives. The Company did not provide any information to the Purchasers other than the Transaction Documents and the Disclosure Material.

SECTION 5. Representations and Warranties of the Purchaser.

         Each Purchaser, severally but not jointly, represents and warrants to the Company as follows:

         5.1 Corporate Power and Authority.

         The Purchaser has all requisite power, authority and legal right to execute, deliver, enter into, consummate the transactions contemplated by and perform its obligations under this Agreement and the Registration Rights Agreement. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Purchaser have been duly authorized by all required corporate and other actions. The Purchaser has duly executed and delivered this Agreement and the Registration Rights Agreement, and this Agreement and the Registration Rights Agreement constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to the rights of creditors generally and to general principles of equity.

         5.2 Investment Intent.

         The Purchaser and each account for which it is acting is an Accredited Investor. The Purchaser is capable of evaluating the risk of its investment in the Securities and Warrant Shares being purchased by it and the Purchaser and any account for which the Purchaser is acting is able to bear the economic risk of such investment and the complete loss of such investment. The Purchaser has had the opportunity to request and receive all information deemed necessary by it to evaluate an investment in the Company. The Purchaser confirms that the Company has made available to the Purchaser the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the Securities and the Warrant Shares and the nature of the business of the Company, and to obtain additional information or documents which the Company possesses or can acquire without unreasonable effort or expense. In formulating the decision to acquire the Securities and Warrant Shares, the Purchaser has relied solely upon its own advisors and its own independent investigation of the Company with respect to this Agreement and the nature and effect of any investment in the Securities and Warrant Shares. The Purchaser is purchasing the Securities and Warrant Shares for its own account or for one or more accounts as to each of which it exercises investment discretion solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of applicable securities laws. The Purchaser acknowledges that the Securities and the Warrant Shares have not been registered under the Securities Act and may be sold or disposed of in the absence of such registration only pursuant to an exemption from the registration requirements of the Securities Act. If the Purchaser should in the future decide to dispose of any of its Securities or Warrant Shares it is understood that it may do so only in compliance with the Securities Act, applicable securities laws and this Agreement. If domiciled in the United States, Purchaser's domicile is in the state indicated on Schedule 1 hereto. Other than the Transaction Documents and the Disclosure Material, the Purchaser did not rely on any other information in determining whether to enter into the Transaction Documents and purchase the Securities.

SECTION 6. Transfer; Restrictions and Mechanics

         6.1 Transfers.

         (a) Each Purchaser agrees that it will not sell or otherwise dispose of any Securities or Warrant Shares unless such Securities or Warrant Shares have been registered under the Securities Act and, to the extent required, under any applicable state securities laws, or pursuant to an applicable exemption from such registration requirements, and in each case in compliance with the Securities Act and any applicable state securities laws, including without limitation applicable prospectus delivery requirements. The Company may endorse on all Share and Warrant Share certificates and Warrants a legend stating or referring to such transfer restrictions; provided, that no such legend shall be endorsed on any Share or Warrant Share certificates or Warrants that, when issued, are no longer subject to the restrictions of this Section 6.

         (b) In connection with any transfer of Securities and Warrant Shares other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise expressly set forth herein, the transferor shall provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act or applicable state securities laws. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its transfer agent, without any such legal opinion, any transfer of Securities and Warrant Shares by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an Accredited Investor and delivers to the Company a written statement in which it makes such representations and certification as set forth in Sections 5.2.

         (c) The Purchaser agrees to the placement on the Warrants and the certificates representing the Shares and Warrant Shares issued to the Purchaser pursuant to the terms hereof, and any Warrant or certificate issued at any time in exchange or substitution for any Warrant or certificate bearing such legend, a legend (the "Private Placement Legend") substantially as set forth below:

         [NEITHER] THE SECURITIES REPRESENTED BY THIS CERTIFICATE [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE

         SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NOTWITHSTANDING THE FOREGOING, THESE SECURITIES [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES, PROVIDED THAT THE PLEDGEE IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT.

         (d) Warrants and certificates evidencing Shares or Warrant Shares shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Securities or Warrant Shares is effective under the Securities Act, or (ii) following any sale of such Securities or Warrant Shares pursuant to Rule 144, or (iii) if such Securities or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission) and the holder shall provide to the Company an opinion of counsel selected by the holder, the form and substance of which opinion shall be reasonably satisfactory to the Company, to such effect; provided, however, that the holder agrees to return any Warrants and certificates evidencing the Shares and Warrant Shares that have not been sold, to the extent practicable, for endorsement of a legend set forth above at such time as the Company notifies the holder that such legend is required because the Registration Statement covering the sale of such Securities or Warrant Shares is no longer effective and none of the other conditions in clauses (ii), (iii) or (iv) has been satisfied. The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Company's transfer agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities or Warrant Shares, the Company will no later than five Trading Days following the delivery by a Purchaser and receipt by the Company or the Company's transfer agent of a Warrant or a legended certificate representing Shares or Warrant Shares, deliver or cause to be delivered to such Purchaser a certificate representing such Securities or Warrant Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. For so long as any Purchaser owns Securities, the Company will not effect or publicly announce its intention to effect any exchange, recapitalization or other transaction that effectively requires or rewards physical delivery of certificates evidencing the Common Stock, other than as required by applicable law or regulation.

         (e) The Company acknowledges and agrees that a Purchaser may from time to time pledge or grant a security interest in some or all of the Securities and Warrant Shares in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities or Warrant Shares and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Securities or Warrant Shares to the pledgees or secured parties (subject to any restrictions on transfer applicable to such pledgees or secured parties pursuant to applicable law, including without limitation the Securities Act and applicable state securities laws); provided, however, that if such pledge or transfer occurs prior to the Effective Date, the pledgee or transferee must be an Accredited Investor. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense and provision of the selling shareholder and plan of distribution information required to be set forth therein with respect to such pledgee or transferee, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities or Warrant Shares may reasonably request in connection with a pledge or transfer of the Securities or Warrant Shares, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders in the Prospectus.

         6.2 Furnishing of Information.

         As long as any Purchaser owns Securities or Warrant Shares, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities or Warrant Shares, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities or Warrant Shares may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to the sale of securities pursuant to Rule 144.

         6.3 Integration.

         The Company shall not, and shall use its reasonable best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that it knows or should know would be integrated with the offer or sale of the Securities or Warrant Shares in a manner that would require the registration under the Securities Act of the sale of the Securities or Warrant Shares to the Purchasers or that it knows or should know would be integrated with the offer or sale of the Securities or Warrant Shares for purposes of the rules and regulations of any Trading Market.

         6.4 Reservation of Securities.

         The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares.

         6.5 Subsequent Placements.

         (a) From the date hereof until the Effective Date (the "Blockout Period"), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement").

         (b) From the end of the Blockout Period until the two year anniversary of the end of the Blockout Period, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 6.5(b).

         (i) The Company shall deliver to each Principal Purchaser a written notice (the "Offer") of any proposed or intended issuance or sale or exchange of the securities being offered (the "Offered Securities") in a Subsequent Placement, which Offer shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with the Principal Purchasers (A) (1) with respect to the period from the end of the Blockout Period until the one year anniversary of the end of the Blockout Period, a pro rata portion of the Offered Securities, and (2) with respect to the period from the one year anniversary of the end of the Blackout Period until the two year anniversary of the end of the Blockout Period, a pro rata portion of an amount equal to fifty percent (50%) of the Offered Securities, in each case based on such Principal Purchaser's pro rata portion of the aggregate purchase price paid by the Principal Purchasers for all of the Shares purchased by the Principal Purchasers hereunder (the "Basic Amount"), and
     (b) with respect to each Principal Purchaser that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Principal Purchasers as such Principal Purchaser shall indicate it will purchase or acquire should the other Principal Purchasers subscribe for less than their Basic Amounts (the "Undersubscription Amount").

         (ii) To accept an Offer, in whole or in part, a Principal Purchaser must deliver a written notice to the Company prior to the end of the five
     (5) Trading Day period of the Offer (the "Offer Period"), setting forth the portion of the Purchaser's Basic Amount that such Principal Purchaser elects to purchase and, if such Principal Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Principal Purchaser elects to purchase (in either case, the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Principal Purchasers are less than the total of all of the Basic Amounts, then each Principal Purchaser who has set forth an Undersubcription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "Available

     Undersubscription Amount"), each Principal Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Principal Purchaser bears to the total Basic Amounts of all Principal Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Board of Directors to the extent its deems reasonably necessary. If requested by the Company, a Principal Purchaser shall promptly confirm in writing any decision not to purchase Offered Securities.

         (iii) The Company shall have ten (10) Trading Days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Principal Purchasers (the "Refused Securities"), but only to the offerees described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

         (iv) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 6.5(b)(iii) above), then each Principal Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Principal Purchaser elected to purchase pursuant to
     Section 6.5(b)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Principal Purchasers pursuant to Section 6.5(b)(ii) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Principal Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Principal Purchasers in accordance with Section 6.5(b)(i) above.

         (v) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Principal Purchasers shall acquire from the Company, and the Company shall issue to the Principal Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 6.5(b)(iv) above if the Principal Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Principal Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Principal Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Principal Purchasers and their respective counsel.

         (vi) Any Offered Securities not acquired by the Principal Purchasers or other persons in accordance with Section 6.5(b)(iii) above may not be issued, sold or exchanged until they are again offered to the Principal Purchasers under the procedures specified in this Agreement.

         (vii) Anything in this Section 6.5 to the contrary notwithstanding, the rights of the Principal Purchasers in this Section 6.5 are subordinate and subject to the preemptive rights of the holders of the Series 2 Preferred Stock to purchase up to five percent of any offering of Common Stock or Common Stock Equivalents.

         (c) The restrictions contained in paragraphs (a) and (b) of this
Section 6.5 shall not apply to the issuance of Excluded Stock.

         6.6 Securities Laws Disclosure; Publicity.

         The Company shall, on or before 9:30 a.m., Eastern Standard Time, on the Closing Date, issue a press release reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. Within one Trading Day after the Closing Date, the Company shall file a Current Report on Form 8-K with the Commission (the "8-K Filing") describing the terms of the transactions contemplated by the Transaction Documents and including as exhibits to such Current Report on Form 8-K this Agreement and the form of Warrants, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Special Counsel promptly after filing. The Company shall, at least two Trading Days prior to the filing or dissemination of any disclosure required by this paragraph, provide a copy thereof to the Special Counsel for its review, except that with respect to the press release and 8-K Filing, such period can be less to the extent necessary to make such filings timely pursuant to this
Section 6.6. The Company and the Purchasers, through its Special Counsel, shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and no party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (a) to the extent that such disclosure is consistent with disclosure that has previously been authorized under this Section or (b) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Special Counsel with prior notice of such disclosure. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express written consent of such Purchaser, other than as may be necessary to satisfy the Company's obligation under Section 6.5. In the event of a breach of the foregoing covenant, or the failure to disclose any material non-public information provided pursuant to
Section 6.5 on the related closing date, by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser shall have the right to require the Company to make a public disclosure of such information and, if the Company has not publicly disclosed such information by the later of (i) 24 hours after such request and (ii) 5:30 p.m. (New York City time) on the next Trading Day after such request, the requesting Purchaser may disclose such information in the form of a press release, public advertisement or otherwise, of such material nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Purchaser shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing, the Company and the Purchasers shall not issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Purchaser, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and (ii) as is required by applicable law and regulations. Each press release disseminated during the three years preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

         6.7 Additional Issuance of Shares

         (a) In the event that after the date hereof and prior to the first anniversary of the date hereof the Company issues or agrees to issue any Common Stock or Common Stock Equivalents, other than Excluded Stock, for a consideration (net of any discounts, fees, and commissions) to the Company per share less than the Reference Price (the "Issuance Price"), each Purchaser shall be entitled to receive such number of additional shares of Common Stock (upon payment to the Company of an amount per share equal to the par value of such additional shares of Common Stock), equal to the excess of (A) the quotient obtained by dividing the aggregate purchase price plus exercise price paid by such Purchaser for such Purchaser's Eligible Shares (it being assumed for this purpose that no portion of the purchase price is attributable to the Warrants) divided by the Issuance Price over (B) the number of Eligible Shares then held by such Purchaser.

         (b) For purposes of any issuances of additional shares of Common Stock to a Purchaser under Section 6.7(a) above, the following provisions shall be applicable:

         (i) In connection with any issuance of any Common Stock Equivalents,
     (x) the maximum number of shares of Common Stock potentially issuable at any time upon conversion, exercise or exchange of such Common Stock Equivalents (the "Deemed Number") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, and (y) the amount of the consideration received by the Company with respect to such Common Stock Equivalents shall be deemed to equal the aggregate minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock (the "Deemed Consideration"). With respect to the issuance of any Common Stock Equivalents, the Issuance Price shall be calculated by dividing the Deemed Consideration by the Deemed Number. With respect to the issuance of any Common Stock Equivalents and Common Stock, the Issuance Price shall be calculated by dividing (A) the sum of (I) the amount of consideration received by the Company for the Common Stock and (II) the Deemed

     Consideration by (B) the sum of (I) the number of shares of Common Stock sold in such transaction and (II) the Deemed Number. No further adjustment shall be made under this Section upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents.

         (ii) In the case of the issuance of Common Stock or Common Stock Equivalents for a consideration in whole or in part other than cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company, irrespective of any accounting treatment.

         (c) For purposes of this Section 6.7, the following definitions shall apply:

              "Eligible Shares" shall mean, for each Purchaser, at the time of an issuance of additional shares of Common Stock or Convertible Securities, the sum of (x) the lesser of (A) the number of shares of Common Stock then held by such Purchaser and its Affiliates (other than shares of Common Stock (i) acquired by such Purchaser upon exercise of a Warrant or (ii) issued to such Purchaser pursuant to this Section 6.7 or (iii) purchased by such Purchaser on the open market or otherwise (other than purchases which can be matched against any sale occurring within three Trading Days thereof)) and (B) the number of Shares purchased by such Purchaser hereunder and (y) the number of shares of Common Stock acquired by such Purchaser upon exercise of a Warrant or issued to such Purchaser pursuant to this Section 6.7. Upon request of the Company, each Purchaser shall provide the Company with a written certification of the number of Eligible Shares then held by such Purchaser and such supporting information as the Company may reasonable request.

              "Reference Price" shall initially be $5.462 and, at any time after additional shares of Common Stock are issued to a Purchaser pursuant to this Section 6.7, shall be equal to the lowest Issuance Price.

         (d) Notwithstanding anything to the contrary contained in this Section 6.7, the number of shares of Common Stock that shall be issued to a Purchaser pursuant hereto shall be limited to the extent necessary to insure that, following such issuance, the total number of shares of Common Stock then beneficially owned by such Purchaser and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Purchaser's for purposes of Sections 13(d) of the Exchange Act, does not exceed 4.999% (the "Maximum Percentage") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon exercise of all Warrants and other Convertible Securities held by such Purchaser and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be so aggregated). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. The Company's obligation to issue shares in excess of the foregoing limitation shall be suspended until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. Additionally, by written notice to the Company, the Purchaser may waive the provisions of this Section or increase or decrease (but not below 4.999%) the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and
(ii) any such waiver or increase or decrease will apply only to the Purchaser and not to any other Purchaser.

         (e) All shares to be issued pursuant to this Section 6.7, upon issuance, shall be validly issued, fully-paid and non-assessable and free of any Liens or preemptive or similar rights. Upon the issuance of any shares of Common Stock pursuant to this Section 6.7, such shares shall be "Shares" and "Registrable Securities" for all purposes hereunder. Without limiting the generality of the foregoing, the Purchasers shall have all of the rights provided in the Registration Rights Agreement with respect to such additional Shares, mutatis mutandis.

         6.8 Trading Market Limitations.

         (a) Notwithstanding any provisions of Section 6.7, to the contrary, if the Trading Market is the Nasdaq National Market or the Nasdaq SmallCap Market or any other market or exchange with similar applicable rules, then the maximum number of shares of Common Stock that the Company may issue pursuant to the Transaction Documents at an effective purchase price less than the Closing Price on the Trading Day immediately preceding the Closing Date is 9,572,408 shares of Common Stock (the "Issuable Maximum"), unless the Company obtains shareholder approval in accordance with the rules and regulations of such Trading Market (the "Shareholder Approval Requirement"). If at the time any Purchaser requests an exercise of any Securities or additional shares of Common Stock become issuable pursuant to Section 6.7 hereof or under any Transaction Document, the Actual Minimum (excluding any shares issued or issuable at an effective purchase price in excess of the Closing Price on the Trading Day immediately preceding the Closing Date) exceeds the Issuable Maximum (and if the Company has not previously obtained the required shareholder approval), then the Company shall issue to the Purchaser requesting such exercise or entitled to such additional shares a number of shares of Common Stock not exceeding such Purchaser's pro-rata portion of the Issuable Maximum (based on such Purchaser's share (vis-a-vis other Purchasers) of the aggregate purchase price paid hereunder and taking into account any Warrant Shares previously issued to such Purchaser), and the remainder of the Warrant Shares issuable in connection with such exercise or additional shares of Common Stock issuable pursuant to Section 6.7 shall constitute "Excess Shares" pursuant to Section 6.8(b) below.

         (b) In the event that any Purchaser's receipt of shares of Common Stock upon exercise of Securities or pursuant to Section 6.7 is restricted based on the Issuable Maximum, the Company shall either: (i) use its reasonable best efforts to obtain the required shareholder approval necessary to permit the issuance of such Excess Shares as soon as is reasonably possible, but in any event not later than the 90th day after the event giving rise to such Excess Shares, or (ii) within five Trading Days after such event, pay cash to such Purchaser, as liquidated damages and not as a penalty, in an amount equal to the number of Excess Shares multiplied by the average Closing Price over the five Trading Days immediately prior to the date of such event or, if greater, the five Trading Days immediately prior to the date of payment (the "Cash Amount"). If the Company elects the first option under the preceding sentence and the Company fails to obtain the required shareholder approval on or prior to the 90th day after such event, then within three Trading Days after such 90th day, the Company shall pay the Cash Amount to such Purchaser, as liquidated damages and not as penalty; provided, however, that the Company shall not be required to pay the Cash Amount to the extent such payment would violate the Shareholder Approval Requirement or subject the Company to delisting under the rules and interpretations of the Trading Market on which the Company's Common Stock is listed and thereafter the Company shall have no obligation with respect to such Excess Shares.

SECTION 7. Negative Covenants.

         7.1 Private Placement Status.

         Neither the Company nor any agent or other Person acting on the Company's behalf will do or cause to be done (or will omit to do or to cause to be done) any act, which act (or which omission) would result in bringing the issuance or sale of the Securities and Warrant Shares within the provisions of
Section 5 of the Securities Act or the filing, notification or reporting requirements of any state securities law.

         7.2 Actions Prior to the Closing Date.

         From the date hereof through the Closing Date, the Company will not,
(a) issue or agree to issue any capital stock or any securities exercisable for, or convertible or exchangeable into, capital stock or (b) purchase, redeem or otherwise acquire any of its capital stock; provided, however, that this Section
7.2 shall not limit, or be applicable to, (i) the transactions contemplated by this Agreement, (ii) grants of options or issuances of Common Stock to officers, directors or employees of the Company pursuant to the current terms of the Company's 1995 Stock Incentive Plan, the Company's 1999 Equity Incentive Plan and the 2001 Employee Stock Purchase Plan and (iii) the conversion of the Series 2 Preferred Stock or the exercise of existing warrants or options.

SECTION 8. Conditions to Purchaser's Obligations.

         Each Purchaser's obligation to purchase Securities hereunder is subject to satisfaction of the following conditions at the Closing (any of which may be waived by each such Purchaser):

         8.1 Registration Rights Agreement.

         The Company shall have entered into a Registration Rights Agreement with the Purchasers substantially in the form of Exhibit B hereto and it shall be in full force and effect.

         8.2 Certificates for Shares.

         The Purchaser shall concurrently receive (a) the certificates for Shares (or shall have received a certificate from the Company's transfer agent certifying as to the issuance of the Shares) and (b) a Warrant, in each case as contemplated by Section 2(b) hereof.

         8.3 Accuracy of Representations and Warranties.

         The representations and warranties of the Company contained herein or in any certificate or document delivered pursuant hereto shall be correct and complete on and as of the Closing Date with the same effect as though made on and as of such date (except to the extent made as of specific date, in which event they shall be correct and complete on and as of such date).

         8.4 Compliance with Agreements.

         The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained in this Agreement and any other document contemplated hereby or thereby that are required to be performed or complied with by the Company on or before the Closing Date.

         8.5 Officers' Certificates.

         (a) The Purchaser shall have received a certificate dated the Closing Date and signed by the President or Chief Executive Officer and by the Secretary or the Treasurer of the Company, to the effect that the conditions of Sections 8.3, 8.4, 8.7 (second sentence only) and 8.8 have been satisfied.

         (b) The Purchaser shall have received a certificate dated the Closing Date and signed by the Secretary of the Company certifying (i) the certificate of incorporation and bylaws of the Company as in effect on the Closing Date,
(ii) all resolutions of the Board of Directors of the Company (and committees thereof) relating to this Agreement and the transactions contemplated thereby and (iii) the incumbency of all officers of the Company executing this Agreement, the Registration Rights Agreement and any other agreement or document contemplated thereby.

         8.6 Proceedings.

         All corporate and other proceedings in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be in form and substance satisfactory to the Purchaser and its counsel, and the Purchaser shall have received all such originals or certified or other copies of such documents as the Purchaser or its counsel may reasonably request.

         8.7 Legality; Governmental and Other Authorization.

         The purchase of and payment for the Securities shall not be prohibited by any law or governmental order, rule, ruling, regulation, release, interpretation or opinion applicable to the Purchaser and shall not subject the Purchaser to any penalty, tax, liability or other onerous condition. No legal action, suit or proceeding shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement. Any necessary consents, approvals, licenses, permits, orders and authorizations of, and any filings, registrations or qualifications with, any governmental or administrative agency or other Person, with respect to the transactions contemplated by this Agreement shall have been obtained or made and shall be in full force and effect. The Company shall have delivered to the Purchaser, upon its reasonable request setting forth what is required, factual certificates or other evidence, in form and substance satisfactory to the Purchaser and its counsel, to enable the Purchaser to establish compliance with this condition.

         8.8 No Material Adverse Change.

         There shall have been no material adverse change in the assets, properties, liabilities, business, affairs, results of operations, condition (financial or otherwise) or prospects of the Company since December 31, 2002.

         8.9 Opinion of Counsel.

         The Purchaser shall have received an opinion, dated the Closing Date and addressed to the Purchasers, of Blank Rome LLP, counsel for the Company, which opinion shall be in form and substance substantially as set forth in Exhibit C hereto.

         8.10 Transfer Agent Instruction.

         The Purchaser shall have received duly executed Transfer Agent Instructions acknowledged by the Company's transfer agent.

         8.11 Other Documents and Opinions.

         The Purchaser shall have received such other documents and opinions, in form and substance reasonably satisfactory to the Purchaser and its counsel, relating to matters incident to the transactions contemplated hereby as the Purchaser may reasonably request.

         8.12 Investments by Principal Purchasers.

         With respect to the obligation to close of each Purchaser, the Principal Purchasers who are parties to this Agreement shall simultaneously make payment in full to the Company of their respective amounts set forth in Schedule 1 hereto.

SECTION 9. Breach of Representations, Warranties and Covenants

         (a) The representations, warranties, covenants and agreements of the Company and the Purchasers contained in this Agreement, the Registration Rights Agreement and the Warrants or in any document or certificate delivered pursuant hereto or thereto or in connection herewith shall survive the Closing Date, and shall continue in effect following, the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants, any investigation at any time made by any of the Purchasers or on its behalf or by any other Person, the issuance, sale and delivery of the Securities, any disposition thereof and any payment, conversion or cancellation of the Securities. All statements contained in any certificate or other closing document delivered by or on behalf of the Company pursuant hereto shall constitute representations and warranties by the Company hereunder.

         (b) If any Purchaser or any of its Affiliates or any officer, director, partner, controlling person, employee or agent of a Purchaser or any of its Affiliates (a "Related Person") becomes involved in any capacity in any Proceeding brought by any Person (other than the Purchasers and their Related

Persons) directly in connection with or as a result of the transactions contemplated by the Transaction Documents (other than relating to the Registration Statement, prospectus or other matter covered by the indemnity in
Section 2.7 of the Registration Rights Agreement), the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the reasonable costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, if and as such expenses or Losses are actually incurred, excluding only Losses that arise out of or result directly from such Purchaser's or Related Person's gross negligence or willful misconduct. In addition, the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all Losses, if and as actually incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 2.7(c) of the Registration Rights Agreement. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any Losses incurred by the Company arise out of or result directly from the gross negligence or willful misconduct of the applicable Purchaser or Related Person in connection with such transactions or arise out of or relate to any breach by a Purchaser of any of the representations, warranties or covenants made by a Purchaser in this Agreement or any other Transaction Document. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses) actually incurred and reasonably documented. Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Purchasers on demand for all actually incurred and reasonably documented costs of enforcing the indemnification obligations in this paragraph.

SECTION 10. Termination

         10.1 Termination of Agreement.

         Subject to Section 10.2 hereof, this Agreement may be terminated by notice in writing at any time prior to the Closing by:

         (a) the Purchasers or the Company, if the Closing shall not have occurred on or before May 16, 2003; provided, however, that the right to terminate this Agreement under this Section 10.1(a) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

         (b) the Purchasers or the Company, if any Governmental Authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or take any other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement and such judgment, injunction, order, ruling, decree or other action becomes final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this clause (b) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling or decree lifted, vacated or denied;

         (c) the Purchasers or the Company, if the Purchasers and the Company so mutually agree in writing.

         10.2 Effect of Termination.

         (a) If this Agreement is terminated in accordance with Section 10.1 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become null and void and of no further force and effect except that (i) the terms and provisions of this Section 10.2 and Sections 9, 11, 12 and 14 hereof shall remain in full force and effect and (ii) any termination of this Agreement shall not relieve any party hereto from any liability for any breach of its obligations hereunder.

SECTION 11. Specific Performance

         The parties agree that irreparable damage will result in the event that this Agreement is not specifically enforced, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court of equity, or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for and granted in connection therewith. Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies that a party may have under this Agreement or otherwise.

SECTION 12. Expenses

         (a) At the Closing, the Company shall pay to Mainfield Enterprises, Inc. an aggregate of $25,000 for their legal fees and expenses incurred in connection with its due diligence and the preparation and negotiation of the Transaction Documents upon presentation to the Company of an invoice therefor. In lieu of the foregoing payment, Mainfield Enterprises, Inc. may retain such amount at the Closing or require the Company to pay such amount directly to Special Counsel upon presentation to the Company of an invoice therefor. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

         (b) The Company agrees to pay, or to cause to be paid, all transfer agent fees, documentary, stamp and other similar Taxes, other than transfer taxes payable upon the transfer by a Purchaser of Securities or Warrant Shares to a transferee, levied under the laws of the United States of America, any state or local Taxing Authority thereof or therein or any other applicable jurisdiction in connection with the issuance and sale of the Securities and the Warrant Shares and the execution and delivery of each Transaction Document and any other documents or instruments contemplated hereby or thereby and any modification of and Transaction Document or any such other documents or instruments and will hold each Purchaser harmless without limitation as to time against any and all liabilities with respect to all such Taxes.

         (c) The obligations of the Company under this Section 12 shall survive any Closing hereunder and any termination of this Agreement.

SECTION 13.  Amendments and Waivers

         (a) The terms and provisions of this Agreement may be amended, waived, modified or terminated only with the written consent of the holders of more than 70% of the aggregate outstanding Shares and Warrant Shares (including for this purpose, Warrant Shares issuable upon exercise of outstanding Warrants); provided, however, that no such amendment, waiver, modification or termination shall change this Section 13(a) without the written consent of the holders of all the Securities and Warrant Shares then outstanding.

         (b) Promptly after obtaining the written consent of the holders as herein provided, the Company shall transmit a copy of any amendment, waiver, modification or termination that has been adopted to all holders of Securities and Warrant Shares then outstanding, but failure to transmit copies shall not in any way affect the validity of any such amendment, waiver, modification or termination.

SECTION 14. Notices

         All notices, requests, demands, consents or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are, (i) if to the Company, to Impax Laboratories, Inc., 3735 Castor Avenue, Philadelphia, PA, 19124, telecopy: 215-289-5932, Attention: Barry R. Edwards, Co-Chief Executive, with a copy to Blank Rome LLP, One Logan Square, Philadelphia, PA 19103-6998, telecopy: 215-832-5555, Attention: Francis E. Dehel or (ii) if to a Purchaser, at the address indicated on the applicable signature page hereto, or at such other address as a party may from time to time designate as its address in writing to the other party to this Agreement, with a copy to Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, telecopy:
212-969-2900, Attention: Adam J. Kansler, Esq.

SECTION 15. Miscellaneous

         (a) The Transaction Documents and, upon any closing hereunder together with any further agreements entered into by the Purchasers and the Company at any closing hereunder, contain the entire agreement between the Purchasers and the Company, and supersede any prior oral or written agreements, commitments, terms or understandings, regarding the subject matter hereof, including without limitation any term sheet.

         (b) Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law that may render any provision hereof prohibited or unenforceable in any respect.

         (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, whether so expressed or not; provided, that (a) the Company may not assign any of its rights, duties or obligations under this Agreement, except with the Purchasers' written consent, which may be withheld for any reason, and (b) a Purchaser may assign any of its rights, duties or obligations under this Agreement to any transferee of its Securities or Warrant Shares and (unless such assignment expressly provides otherwise) any such assignment shall not diminish the rights such Purchaser would otherwise have under this Agreement or with respect to any remaining Securities or Warrant Shares held by such Purchaser. In the event that any Securities or Warrant Shares are transferred either (a) in a public offering pursuant to a Registration Statement under Section 5 of the Securities Act, (b) pursuant to a Rule 144 Transaction, or (c) pursuant to another transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Securities or Warrant Shares, if any, are removed upon the consummation of such sale or transfer, then the transferees of such Securities or Warrant Shares, as the case may be, shall not be entitled to any benefits under this Agreement or the Registration Rights Agreement with respect to such Securities or Warrant Shares and such Securities or Warrant Shares shall no longer be considered to be "Outstanding" for purposes of any consent or waiver provision of this Agreement or the Registration Rights Agreement.

         (d) No course of dealing and no delay on the part of any party hereto in exercising any right, power, or remedy conferred by this Agreement shall operate as a waiver thereof or otherwise prejudice such party's rights, powers and remedies. No single or partial exercise of any right, power or remedy conferred by this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         (e) The headings and captions in this Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof.

         (f) This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reasons of this Agreement.

         (g) This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.

         (h) This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 9(b) and may enforce the provision of such Section directly against the parties with obligations thereunder.

         (i) ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (OTHER THAN ANY CONFLICT OF LAW RULES THAT MIGHT RESULT IN THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION). THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

         (j) If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         (k) Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         (l) If any certificate or instrument evidencing any Securities or Warrant Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities or Warrant Shares.

         (m) To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to the Warrants or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         (n) In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

         (o) The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Shares pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                           [SIGNATURE PAGES TO FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                        IMPAX LABORATORIES, INC.

                                        By: BARRY R. EDWARDS
                                            ------------------------------------
                                            Name:  Barry R. Edwards
                                            Title: Co-Chief Executive Officer






                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Vertical Ventures LLC


                  By: JOSHUA SILVERMAN
                      -------------------------------
                      Name:  Joshua Silverman
                      Title: Manager

                      Address:      650 5th Avenue, 6th Floor
                                    New York, NY 10019

                      Tax ID No.:   364466216

                      Contact Name: Josh Silverman

                      Telephone:    212-259-2660

                      Facsimile:    212-259-2695


                      Names in which Securities
                      should be Registered (if different):______________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         WD Partnership, L.P.


         By:  Windcrest Discovery Investment LLC


                  By: JAMES H. GELLERT
                      -----------------------------------
                      Name:  James H. Gellert
                      Title: Managing Member

                      Address: c/o Windcrest Discovery Investments LLC 122 East 42nd Street - 47th Floor
                                     New York, NY 10168

                      Tax ID No.:    02-066-3333

                      Contact Name:  James Gellert

                      Telephone:     212-599-4300

                      Facsimile:     212-599-4387


                      Names in which Securities
                      should be Registered (if different):______________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Smithfield Fiduciary LLC


                  By: ADAM J. CHILL
                      ----------------------------
                      Name:  Adam J. Chill
                      Title: Authorized Signatory

                      Address: c/o Highbridge Capital Management, LLC 9 West 57th Street - 27th Floor
                                     New York, NY 10019

                      Tax ID No.:    N/A

                      Contact Name:  Ari J. Storch / Adam J. Chill

                      Telephone:     212-287-4720

                      Facsimile:     212-751-0755


                      Names in which Securities
                      should be Registered (if different):______________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Fleming US Discovery Fund III, L.P.


                  By: ROBERT L. BURR
                      ----------------------------
                      Name:  Robert L. Burr
                      Title:

                      Address: c/o Fleming US Discovery Partners, L.P. c/o JPMorgan Partners
                                     1221 Avenue of the Americas, 40th Floor
                                     New York, NY 10020

                      Tax ID No.:    13-390-7673

                      Contact Name:  Robert L. Burr

                      Telephone:     212-899-3266

                      Facsimile:     917-464-5917


                      Names in which Securities
                      should be Registered (if different):______________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Fleming US Discovery Offshore Fund III, L.P.


                  By: ROBERT L. BURR
                      ----------------------------
                      Name:  Robert L. Burr
                      Title:

                      Address: c/o Fleming US Discovery Partners, L.P. c/o JPMorgan Partners
                                    1221 Avenue of the Americas, 40th Floor
                                    New York, NY 10020

                      Tax ID No.:   13-393-6603

                      Contact Name: Robert L. Burr

                      Telephone:    212-899-3266

                      Facsimile:    917-464-5917


                      Names in which Securities
                      should be Registered (if different):______________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         H&Q Life Sciences Investors

                  By: ALAN G. CARR
                      --------------------------------------------------
                      Name:  Alan G. Carr
                      Title: President Emeritus

                      Address: c/o Hambrecht & Quist Capital Management LLC 30 Rowes Wharf, Suite 430
                                    Boston, MA 02110

                      Tax ID No.:   04-3147016

                      Contact Name: Kim Carroll

                      Telephone:    617-772-8500

                      Facsimile:    617-772-8577


                      Names in which Securities
                      should be Registered (if different):______________________


The name H&Q Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended, and all persons dealing with H&Q Life Sciences Investors must look solely to the trust property for the enforcement of any claim against H&Q Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of H&Q Life Sciences Investors.


         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         H&Q Healthcare Investors

                  By: ALAN G. CARR
                      ---------------------------
                      Name:  Alan G. Carr
                      Title: President Emeritus

                      Address: c/o Hambrecht & Quist Capital Management LLC 30 Rowes Wharf, Suite 430
                                    Boston, MA 02110

                      Tax ID No.:   04-6564285

                      Contact Name: Kim Carroll

                      Telephone:    617-772-8500

                      Facsimile:    617-772-8577

                      Names in which Securities
                      should be Registered (if different):______________________


The name H&Q Healthcare Investors is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated April 12, 1987, as amended, and all persons dealing with H&Q Healthcare Investors must look solely to the trust property for the enforcement of any claim against H&Q Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of H&Q Healthcare Investors.


         {Signature Page to Common Stock and Warrant Purchase Agreement}

110967.00121/11213884v1
Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Mainfield Enterprises, Inc.


                  By: AVI VIGDER
                      ------------------------------
                      Name:  Avi Vigder
                      Title: Authorized Signatory

                      Address:       c/o Sage Capital Growth, Inc.
                                     660 Madison Ave., 18th Floor
                                     New York, NY 10021

                      Tax ID No.:    N/A

                      Contact Name:  Danny Golan

                      Telephone:     212-651-9000

                      Facsimile:     212-651-9010


                      Names in which Securities
                      should be Registered (if different):______________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Rx Healthcare Partners I LP


         By:  Rx Associates LLC
              -----------------------------------
              General Partner


              By:  DAVID BLOOM
                   ------------------------------
                   Name:  David Bloom
                   Title:

                   Address:       c/o Rx Capital Management LP
                                  156 West 56th Street
                                  New York, NY 10019

                   Tax ID No.:    41-2028374

                   Contact Name:  Craig Rosmarin

                   Telephone:     212-484-2115

                   Facsimile:     212-484-2150


                   Names in which Securities
                   should be Registered (if different):_________________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Rx Healthcare Partners II LP


         By:  Rx Associates LLC
              ---------------------------------
              General Partner


              By:  DAVID BLOOM
                   ----------------------------
                   Name:  David Bloom
                   Title: Member

                   Address:       c/o Rx Capital Management LP
                                  156 West 56th Street
                                  New York, NY 10019

                   Tax ID No.:    41-2028375

                   Contact Name:  Craig Rosmarin

                   Telephone:     212-484-2115

                   Facsimile:     212-484-2150


                   Names in which Securities
                   should be Registered (if different):_________________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Rx Healthcare Overseas Fund


         By:  Rx Capital Management LP
              ---------------------------------
              Investment Manager


              By:  DAVID BLOOM
                   ----------------------------
                   Name:  David Bloom
                   Title: President

                   Address:       c/o Rx Capital Management LP
                                  156 West 56th Street
                                  New York, NY 10019

                   Tax ID No.:    N/A

                   Contact Name:  Craig Rosmarin

                   Telephone:     212-484-2115

                   Facsimile:     212-484-2150


                   Names in which Securities
                   should be Registered (if different):_________________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Ashford Capital Management, Inc. with discretion f/b/o
         PEPCO Holding Retirement Plan Master Trust


                  By: THEODORE H. ASHFORD
                      -------------------------------
                      Name:  Theodore H. Ashford
                      Title: Chairman & CEO

                      Address:       Ashford Capital Management, Inc.
                                     PO Box 4172
                                     Wilmington, DE 19807

                      Tax ID No.:    52-6026507

                      Contact Name:  Anthony M. Petrucci

                      Telephone:     302-655-1750

                      Facsimile:     302-655-4641


                      Names in which Securities
                      should be Registered (if different):  Booth & Co.





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Ashford Capital Management, Inc. with discretion f/b/o
         Anvil Investment Associates, L.P.


                  By: THEODORE H. ASHFORD
                      -------------------------------
                      Name:  Theodore H. Ashford
                      Title: Anvil Management Co., LLC, General Partner

                      Address:       Ashford Capital Management, Inc.
                                     PO Box 4172
                                     Wilmington, DE 19807

                      Tax ID No.:    06-1520893

                      Contact Name:  Anthony M. Petrucci

                      Telephone:     302-655-1750

                      Facsimile:     302-655-4641


                      Names in which Securities
                      should be Registered (if different): Anvil Investment
                                                           Associates, L.P.






         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Caduceus Capital Trust
         By:     Winchester Global Trust Company Limited, as Trustee


                 By: SUSAN E. GIBBONS
                     ----------------------------
                     Name:  Susan E. Gibbons
                     Title: Vice President

                     Address:       c/o OrbiMed Advisors, LLC
                                    767 Third Avenue, 30th Floor
                                    New York, NY 10017

                     Tax ID No.:    98-0198538

                     Contact Name:  Andrew Kanarek

                     Telephone:     212-739-6400

                     Facsimile:     212-739-6444


                     Names in which Securities
                     should be Registered (if different):_______________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Caduceus Capital II, LP

         By:   OrbiMed Advisors LLC, General Partner


                By: SAMUEL D. ISALY
                    ------------------------------
                    Name:  Samuel D. Isaly
                    Title: Managing Member

                    Address:       c/o OrbiMed Advisors, LLC
                                   767 Third Avenue, 30th Floor
                                   New York, NY 10017

                    Tax ID No.:    13-4012775

                    Contact Name:  Andrew Kanarek

                    Telephone:     212-739-6400

                    Facsimile:     212-739-6444


                    Names in which Securities
                    should be Registered (if different):________________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         PW Eucalyptus Fund L.L.C.

         By:   OrbiMed Advisors LLC, JV Partner


               By:  SAMUEL D. ISALY
                    --------------------------------
                    Name:  Samuel D. Isaly
                    Title: Managing Member

                    Address:       c/o OrbiMed Advisors, LLC
                                   767 Third Avenue, 30th Floor
                                   New York, NY 10017

                    Tax ID No.:    13-4076723

                    Contact Name:  Andrew Kanarek

                    Telephone:     212-739-6400

                    Facsimile:     212-739-6444


                    Names in which Securities
                    should be Registered (if different):________________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         PW Eucalyptus Fund, Ltd.

         By:   OrbiMed Advisors LLC, JV Partner


               By:  SAMUEL D. ISALY
                    --------------------------------
                    Name:  Samuel D. Isaly
                    Title: Managing Member

                    Address:       c/o OrbiMed Advisors, LLC
                                   767 Third Avenue, 30th Floor
                                   New York, NY 10017

                    Tax ID No.:

                    Contact Name:  Andrew Kanarek

                    Telephone:     212-739-6400

                    Facsimile:     212-739-6444


                    Names in which Securities
                    should be Registered (if different):________________________






         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Knightsbridge Post Venture IV, L.P.

         By:   OrbiMed Advisors LLC


               By:  SAMUEL D. ISALY
                    --------------------------------
                    Name:  Samuel D. Isaly
                    Title: Managing Member

                    Address:       c/o OrbiMed Advisors, LLC
                                   767 Third Avenue, 30th Floor
                                   New York, NY 10017

                    Tax ID No.:    73-1577005

                    Contact Name:  Andrew Kanarek

                    Telephone:     212-739-6400

                    Facsimile:     212-739-6444


                    Names in which Securities
                    should be Registered (if different):________________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Knightsbridge Integrated Holdings V, L.P.

         By:   OrbiMed Advisors LLC


               By:  SAMUEL D. ISALY
                    --------------------------------
                    Name:  Samuel D. Isaly
                    Title: Managing Member

                    Address:       c/o OrbiMed Advisors, LLC
                                   767 Third Avenue, 30th Floor
                                   New York, NY 10017

                    Tax ID No.:    73-1583448

                    Contact Name:  Andrew Kanarek

                    Telephone:     212-739-6400

                    Facsimile:     212-739-6444


                    Names in which Securities
                    should be Registered (if different):________________________




         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Knightsbridge Netherlands II, L.P.

         By:   OrbiMed Advisors LLC


               By:  SAMUEL D. ISALY
                    --------------------------------
                    Name:  Samuel D. Isaly
                    Title: Managing Member

                    Address:       c/o OrbiMed Advisors, LLC
                                   767 Third Avenue, 30th Floor
                                   New York, NY 10017

                    Tax ID No.:    73-1552047

                    Contact Name:  Andrew Kanarek

                    Telephone:     212-739-6400

                    Facsimile:     212-739-6444


                    Names in which Securities
                    should be Registered (if different):________________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Knightsbridge Integrated Holdings IV Post Venture, L.P.

         By:   OrbiMed Advisors LLC


               By:  SAMUEL D. ISALY
                    --------------------------------
                    Name:  Samuel D. Isaly
                    Title: Managing Member

                    Address:       c/o OrbiMed Advisors, LLC
                                   767 Third Avenue, 30th Floor
                                   New York, NY 10017

                    Tax ID No.:    73-1539694

                    Contact Name:  Andrew Kanarek

                    Telephone:     212-739-6400

                    Facsimile:     212-739-6444


                    Names in which Securities
                    should be Registered (if different):________________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Knightsbridge Post Venture III, L.P.

         By:   OrbiMed Advisors LLC


               By:  SAMUEL D. ISALY
                    --------------------------------
                    Name:  Samuel D. Isaly
                    Title: Managing Member

                    Address:       c/o OrbiMed Advisors, LLC
                                   767 Third Avenue, 30th Floor
                                   New York, NY 10017

                    Tax ID No.:    73-1494733

                    Contact Name:  Andrew Kanarek

                    Telephone:     212-739-6400

                    Facsimile:     212-739-6444


                    Names in which Securities
                    should be Registered (if different):________________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Knightsbridge Netherlands I, L.P.

         By:   OrbiMed Advisors LLC


               By:  SAMUEL D. ISALY
                    --------------------------------
                    Name:  Samuel D. Isaly
                    Title: Managing Member

                    Address:       c/o OrbiMed Advisors, LLC
                                   767 Third Avenue, 30th Floor
                                   New York, NY 10017

                    Tax ID No.:    73-1513678

                    Contact Name:  Andrew Kanarek

                    Telephone:     212-739-6400

                    Facsimile:     212-739-6444


                    Names in which Securities
                    should be Registered (if different):________________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Knightsbridge Netherlands III, L.P.

         By:   OrbiMed Advisors LLC


               By:  SAMUEL D. ISALY
                    --------------------------------
                    Name:  Samuel D. Isaly
                    Title: Managing Member

                    Address:       c/o OrbiMed Advisors, LLC
                                   767 Third Avenue, 30th Floor
                                   New York, NY 10017

                    Tax ID No.:    73-1580411

                    Contact Name:  Andrew Kanarek

                    Telephone:     212-739-6400

                    Facsimile:     212-739-6444


                    Names in which Securities
                    should be Registered (if different):________________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Knightsbridge Integrated Holdings II Limited

         By:   OrbiMed Advisors LLC


               By:  SAMUEL D. ISALY
                    --------------------------------
                    Name:  Samuel D. Isaly
                    Title: Managing Member

                    Address:       c/o OrbiMed Advisors, LLC
                                   767 Third Avenue, 30th Floor
                                   New York, NY 10017

                    Tax ID No.:

                    Contact Name:  Andrew Kanarek

                    Telephone:     212-739-6400

                    Facsimile:     212-739-6444


                    Names in which Securities
                    should be Registered (if different):________________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Knightsbridge Venture Capital IV, L.P.

         By:   OrbiMed Advisors LLC


               By:  SAMUEL D. ISALY
                    --------------------------------
                    Name:  Samuel D. Isaly
                    Title: Managing Member

                    Address:       c/o OrbiMed Advisors, LLC
                                   767 Third Avenue, 30th Floor
                                   New York, NY 10017

                    Tax ID No.:    73-1528772

                    Contact Name:  Andrew Kanarek

                    Telephone:     212-739-6400

                    Facsimile:     212-739-6444


                    Names in which Securities
                    should be Registered (if different):________________________





         {Signature Page to Common Stock and Warrant Purchase Agreement}

Accepted and Agreed to as of the
date first written above by the
undersigned Purchaser:


         Knightsbridge Venture Capital III, L.P.

         By:   OrbiMed Advisors LLC


               By:  SAMUEL D. ISALY
                    --------------------------------
                    Name:  Samuel D. Isaly
                    Title: Managing Member

                    Address:       c/o OrbiMed Advisors, LLC
                                   767 Third Avenue, 30th Floor
                                   New York, NY 10017

                    Tax ID No.:    73-1494735

                    Contact Name:  Andrew Kanarek

                    Telephone:     212-739-6400

                    Facsimile:     212-739-6444


                    Names in which Securities
                    should be Registered (if different):________________________






         {Signature Page to Common Stock and Warrant Purchase Agreement}